[COVER]

THE COLONIAL FUND   Annual Report

October 31, 1999

[Picture of two men rowing]

President's Message


[Photo of Stephen E. Gibson]


Dear Shareholder:

It has been another strong year for the U.S. economy and a year of economic rebuilding for both industrialized and developing economies abroad. Consumer confidence, personal income and employment have remained strong while inflation has remained in check. Although costs have increased in some segments, notably energy, businesses have thus far managed to offset them with productivity gains.

It has also been a strong year for the U.S. stock market, although the indexes' impressive gains masked the volatility of the period and the selectivity that favored large companies and technology stocks. In the spring it appeared that the market was broadening to include smaller companies, as well as more value-oriented stocks. However, that shift was short lived. Once the Federal Reserve Board raised interest rates late in June, then followed with another increase in August, investors sought refuge in the stocks of large companies with familiar names.

What was good for the stock market turned out to be a challenge for the bond market. Bonds -- the victims of rising interest rates and declining demand -- lagged for most of the year. That created a challenging environment for The Colonial Fund, which invests in both stocks and bonds.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing The Colonial Fund. We look forward to continuing to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
---------------------
Stephen E. Gibson
President
December 10, 1999

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


Table of Contents

  1     Highlights

  2     Portfolio Managers' Report

  4     Performance Information

  5     Portfolio of Investments

  9     Financial Statements

 11     Notes to Financial Statements

 14     Financial Highlights

--------------------------------
Not FDIC   |  May Lose Value
Insured    |  No Bank Guarantee
--------------------------------

Highlights

>  Mixed results for stock market investors.

   Although many of the major equity indexes delivered another year of 20% plus performance, the average stock on the New York Stock Exchange fell 20%.

>  Bonds hurt by interest rate increases.

   The Federal Reserve Board lowered rates at the beginning of the period, but then came back and raised rates twice in the middle of the year, wiping out any positive gains for bonds.

>  Fund was a competitive performer in its category.

   A greater emphasis on stocks and good sector selection helped the Fund's Class A shares, without a sales charge, perform similarly to its Lipper category.

                 The Colonial Fund Performance vs. Lipper Peers
                               11/1/98 - 10/31/99

[Bar Chart]

The Colonial Fund Class A (without sales charge) 10.94%
Lipper Balanced Funds Category Average 11.30%

[End Bar Chart]

Source: Lipper, Inc. The Fund's Class A share return is compared to the Lipper Balanced Funds category average.

Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those detailed in the Fund's prospectus. The total return calculated for the Lipper Balanced Funds category was 11.30% for the 12 months ended October 31, 1999. The Fund's Class A shares were ranked in the third quartile for the 1 year (231 out of 431), in the first quartile for the 5 years (40 out of 207) and in the first quartile for the 10 years (10 out of 60). Lipper rankings and averages do not include sales charges. Performance for different share classes will vary with fees associated with each class.

Past performance cannot predict future results. Returns and values of an investment will vary, resulting in a gain or loss on sale. All results assume reinvestment of distributions.

Net asset value as of
10/31/99

Class A       $10.81
--------------------
Class B       $10.79
--------------------
Class C       $10.78
--------------------
Class Z       $11.28
--------------------

Distributions declared per
share from 11/1/98 - 10/31/99

Class A       $0.668
--------------------
Class B       $0.587
--------------------
Class C       $0.589
--------------------
Class Z       $0.693
--------------------

Annual Report: The Colonial Fund

Portfolio Managers' Report

Positive returns for the year

An emphasis on stocks and careful selection among industries helped The Colonial Fund achieve performance that tracked its Lipper category during the 12-month period ended October 31, 1999. The Fund's Class A shares, without a sales charge, rose 10.94%. That compares similarly to the Lipper Balanced Fund Average, which was up 11.30% for the period.

A tale of two markets

During the first half of the year, investors began to focus their attention on areas of the stock market beyond large-company growth stocks.
Value-oriented sectors such as energy, basic materials and consumer cyclicals did well. However, the shift was short-lived. Two successive interest rate increases and an economy that looked like it was heating up made investors nervous. Unfortunately, value stocks gave back their gains. A narrow band of large technology companies continued to climb, but most of the stock market had a poor showing in the second half of the year.

Over the period, we continued to implement the strategy we began last year, raising the Fund's exposure to growth stocks and technology companies, and increasing the median market capitalization of the Fund. The Fund's stock position rose from approximately 60% to 67% and bonds declined from 40% to 33%, primarily as the result of market action.

Fund's technology exposure increased

During the period, we raised the Fund's exposure to the technology sector to 24.2%, which made a positive contribution to the Fund's performance. Applied Materials, Apple Computer, Texas Instruments and Sun Microsystems (1.1%, 1.0%, 1.4% and 1.0% of net assets, respectively) were among the best technology performers in the portfolio. The group benefited from a strong economy, which allowed companies to continue to direct capital spending toward technology, and increased semiconductor demand, for use in computers and communications products.

We also experienced disappointments in the technology area. We invested in Hewlett-Packard, which we sold during the period, and Unisys (0.5% of net assets) on expectations of rising earnings. However, earnings failed to live up to our expectations.

Top 10 sector breakdown
as of 10/31/99

Technology                     24.2%
------------------------------------
Financials                     18.6%
------------------------------------
Health Care                     9.5%
------------------------------------
Consumer Cyclicals              9.4%
------------------------------------
Consumer Staples                9.1%
------------------------------------
Capital Goods                   9.0%
------------------------------------
Communication Services          6.9%
------------------------------------
Utilities                       5.1%
------------------------------------
Energy                          4.8%
------------------------------------
Transportation                  1.9%
------------------------------------

Sector breakdown is calculated as a percentage of total equity investments. Because the Fund is actively managed, there can be no guarantee the Fund will maintain this breakdown in the future.

BOUGHT
-------------------------

Applied Materials, Inc.

Applied Materials (1.1% of net assets) is a leader in the semiconductor capital equipment industry. We purchased its shares in the fall of 1998 when the semi-conductor industry was in a downturn. When the industry made a strong comeback in 1999, the company was a direct beneficiary. We expect it to continue to benefit from the turn in the industry cycle and from improving Asian economies.

Mixed results from financial and health care stocks

Financial services and health care are two of the largest sectors in the Fund. Although financial stocks did well over the 12-month period, rising interest rates negatively impacted the sector during the second half of the year. In the health care sector, concern about a reduction in Medicare benefits hurt drug company stocks. A move to endorse a patient's bill of rights also unsettled the HMO and hospital segment. As a result, we eliminated our investments in Universal Health Services, Tenet Health Care and Healthsouth. And, we cut back on our investment in Merck (1.0% of net assets).

A challenging environment for bonds

The year began on a positive note for bonds as the Fed cut short-term interest rates and the world began to lower its expectations for growth as a result of turmoil in the foreign markets. However, the U.S. economy continued its strong growth. That led the Fed to reverse its course and raise interest rates twice during the summer. As a result, bond prices declined over fears of rekindled inflation and continued monetary tightening. Corporate and mortgage bonds were hurt as investors seemed reluctant to take on any amount of risk. The portfolio's relatively low weighting to the bond sector helped shield investors in this challenging environment.

Looking ahead

What's the next move for interest rates? Signs that inflation could have the potential to pick up are evident in the commodities market as well as the tight labor market. That suggests that the Fed could raise interest rates again. However, inflation has remained relatively low, and there are some signs that the domestic economy is starting to slow -- both positive factors. We continue to think that growth stocks have potential, but we believe that value stocks also offer attractive opportunities. As a result, we will keep a mix of both in the portfolio.

/s/ John Lennon  /s/ Peter Wiley  /s/ Leslie Finnemore  /s/ Ann Peterson

John Lennon and Peter Wiley, a senior vice president and vice president of Colonial Management Associates (CMA), respectively, manage the equity portion of the Fund. Leslie Finnemore and Ann Peterson, a senior vice president and vice president of CMA, respectively, manage the bond portion of the Fund.

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates.

Top 10 equity holdings
as of 10/31/99

General Electric Co.           1.9%
-----------------------------------
Bristol Myers Squibb           1.8%
-----------------------------------
Cisco Systems                  1.7%
-----------------------------------
Chase Manhattan Corp.          1.5%
-----------------------------------
Texas Instruments Inc.         1.4%
-----------------------------------
Microsoft Corp.                1.4%
-----------------------------------
International Business
Machines Corp.                 1.4%
-----------------------------------
Corning Inc.                   1.3%
-----------------------------------
MCI WorldCom Inc.              1.3%
-----------------------------------
Omnicom Group                  1.2%
-----------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these holdings in the future.

SOLD
-------------------------

Merck & Co., Inc.

We reduced our investment in Merck (1.0% of net assets). Historically, Merck has been considered a premier drug company. However, we believe the company's business prospects have weakened and its outlook for new product development over the next several years is less than stellar. The company is also exposed to increasing competition from generic drugs since the patents on some of its strongest-selling drugs are due to expire over the next several years.

Annual Report: The Colonial Fund

Performance Information

Performance of a $10,000 Investment in Class A Shares 10/31/89 - 10/31/99

[Mountain Chart]

                         Salomon Brothers
         Russell 1000    Broad Investment    S&P MidCap       Without Sales     With Sales
         Index           Grade Index         400 Index        Charge            Charge
10/89    10,000          10,000              10,000           10,000             9,425
10/90     8,741          10,638               8,660            8,878             8,367
10/91    11,551          12,315              14,155           11,653            10,983
10/92    12,427          13,557              15,460           12,771            12,037
10/93    14,007          15,182              18,788           15,352            14,469
10/94    14,044          14,636              19,236           15,465            14,576
10/95    17,378          16,932              23,315           18,825            17,742
10/96    20,895          17,929              27,361           21,858            20,601
10/97    27,006          19,514              36,299           27,723            26,129
10/98    31,849          21,346              38,735           30,240            28,502
10/99    39,470          21,451              46,897           33,574            31,643

[End Mountain Chart]

Average Annual Total Returns as of 10/31/99

Share Class                  A                            B                            C                     Z
Inception Date              1904                        5/5/92                       8/1/97                7/31/95
--------------------------------------------------------------------------------------------------------------------
                    Without         With         Without         With         Without         With         Without
                     Sales         Sales          Sales         Sales          Sales         Sales          Sales
                    Charge         Charge        Charge         Charge        Charge         Charge        Charge
--------------------------------------------------------------------------------------------------------------------
1 Year              10.94%          4.56%        10.11%          5.11%        10.15%          9.15%        15.92%
--------------------------------------------------------------------------------------------------------------------
5 Years             16.75          15.38         15.88          15.65         16.36          16.36         18.03
--------------------------------------------------------------------------------------------------------------------
10 Years            12.88          12.21         12.24          12.24         12.69          12.69         13.49
--------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of 9/30/99

Share Class              A                            B                           C                     Z
---------------------------------------------------------------------------------------------------------------
                Without         With         Without         With        Without         With         Without
                 Sales         Sales          Sales         Sales         Sales         Sales          Sales
                Charge         Charge        Charge         Charge        Charge        Charge        Charge
---------------------------------------------------------------------------------------------------------------
1 Year          10.78%          4.41%        10.06%          5.06%         9.99%         8.99%        15.72%
---------------------------------------------------------------------------------------------------------------
5 Years         16.10          14.73         15.22          14.99         15.73         15.73         17.36
---------------------------------------------------------------------------------------------------------------
10 Years        12.09          11.42         11.47          11.47         11.91         11.91         12.70
---------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

The Standard & Poor's MidCap 400 Index is an unmanaged index that tracks the performance of mid-capitalization U.S. stocks. The Russell 1000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. The Salomon Brothers Broad Investment Grade Index is an unmanaged index that tracks the performance of corporate, mortgage, agency and treasury bonds. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

Performance of a $10,000
investment in all share
classes 10/31/89 - 10/31/99

             Without      With
              Sales       Sales
              Charge     Charge
-------------------------------
Class A      $33,574    $31,643
-------------------------------
Class B      $31,739    $31,739
-------------------------------
Class C      $33,021    $33,021
-------------------------------
Class Z      $35,453    N/A
-------------------------------

Investment Portfolio

October 31, 1999
(In thousands)

Common Stocks - 66.9%                Country    Shares      Value
------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 12.5%
Depository Institutions - 3.6%
Canadian Imperial Bank of Commerce      Ca        547   $   11,776
Chase Manhattan Corp.                             280       24,456
Fleet Boston Financial Corp.                      302       13,184
Greenpoint Financial Corp.                        115        3,272
UnionBanCal Corp.                                 148        6,407
                                                        ----------
                                                            59,095
                                                        ----------
Holding Companies - 1.0%
Fortis Amev NV                          Ne        493       17,020
                                                        ----------
Insurance Carriers - 4.3%
Allstate Corp.                                    463       13,311
American International Group, Inc.                188       19,373
CIGNA Corp.                                       194       14,479
Citigroup, Inc.                                   334       18,062
Old Republic International Corp.                  293        4,007
United Healthcare Corp.                            46        2,352
                                                        ----------
                                                            71,584
                                                        ----------
Nondepository Credit Institutions - 0.5%
Associates First Capital Corp.                     97        3,539
Metris Companies, Inc.                            150        5,166
                                                        ----------
                                                             8,705
                                                        ----------
Security Brokers & Dealers - 3.1%
A.G. Edwards, Inc.                                447       13,432
Bear Stearns Cos., Inc.                            94        4,004
Merrill Lynch & Co., Inc.                         155       12,144
Morgan Stanley Dean Witter & Co.                   63        6,916
Paine Webber Group, Inc.                          366       14,927
                                                        ----------
                                                            51,423
                                                        ----------
------------------------------------------------------------------
MANUFACTURING - 33.8%
Chemicals & Allied Products - 7.5%
Allergan, Inc.                                     79        8,504
Amgen, Inc.                                        78        6,229
Biogen, Inc. (a)                                   51        3,795
Bristol-Myers Squibb Co.                          395       30,356
Dow Chemical Co.                                   73        8,632
Eli Lilly & Co.                                   151       10,386
Johnson & Johnson                                  71        7,437
Merck & Co., Inc.                                 204       16,239
Pfizer, Inc.                                      193        7,632
Procter & Gamble Co.                              166       17,399
Warner-Lambert Co.                                 84        6,712
                                                        ----------
                                                           123,321
                                                        ----------
Communications Equipment - 1.7%
Lucent Technologies, Inc.                         230       14,778
Motorola, Inc.                                     88        8,584
Tellabs, Inc. (a)                                  64        4,067
                                                        ----------
                                                            27,429
                                                        ----------
Electrical Industrial Equipment - 1.9%
General Electric Co.                              231       31,315
                                                        ----------
Electronic & Electrical Equipment - 0.5%
Micron Technology, Inc.                           105        7,488
                                                        ----------

                                     Country    Shares    Value
------------------------------------------------------------------
Electronic Components - 2.5%
Intel Corp.                                       235   $   18,190
Texas Instruments, Inc.                           258       23,129
                                                        ----------
                                                            41,319
                                                        ----------
Food & Kindred Products - 2.8%
Anheuser Busch Cos., Inc.                         198       14,226
Coca-Cola Enterprises, Inc.                       223        5,698
General Mills, Inc.                                66        5,754
PepsiCo, Inc.                                     226        7,832
Quaker Oats Co.                                    83        5,775
Sara Lee Corp.                                    243        6,582
                                                        ----------
                                                            45,867
                                                        ----------
Furniture & Fixtures - 0.3%
Herman Miller, Inc.                               200        4,338
                                                        ----------
Household Appliances - 0.3%
Whirlpool Corp.                                    80        5,575
                                                        ----------
Lumber & Wood Products - 0.2%
Weyerhaeuser Co.                                   70        4,190
                                                        ----------
Machinery & Computer Equipment - 8.5%
Apple Computer, Inc.                              199       15,945
Applied Materials, Inc. (a)                       200       17,962
Cisco Systems, Inc. (a)                           372       27,506
EMC Corp. (a)                                     233       17,009
International Business Machines Corp.             233       22,872
Lexmark International Group, Inc.                  71        5,511
Sun Microsystems, Inc. (a)                        150       15,872
Tyco International Ltd.                           240        9,585
Unisys Corp. (a)                                  320        7,760
                                                        ----------
                                                           140,022
                                                        ----------
Measuring & Analyzing Instruments - 0.3%
Baxter International, Inc.                         85        5,534
                                                        ----------
Paper Products - 0.6%
International Paper Co.                            87        4,568
Kimberly Clark Corp.                               97        6,123
                                                        ----------
                                                            10,691
                                                        ----------
Petroleum Refining - 2.5%
British Petroleum Co. PLC, ADR          UK        100        5,775
Chevron Corp.                                      60        5,515
Exxon Corp.                                       174       12,887
Mobil Corp.                                       107       10,364
Phillips Petroleum Co.                            165        7,673
                                                        ----------
                                                            42,214
                                                        ----------
Rubber & Plastic - 0.2%
Wynn's International, Inc.                        196        3,053
                                                        ----------
Stone, Clay, Glass & Concrete - 1.3%
Corning, Inc.                                     275       21,622
                                                        ----------
Transportation Equipment - 2.7%
AlliedSignal, Inc.                                250       14,234
Delphi Automotive Systems Corp.                    80        1,321
Ford Motor Co.                                    185       10,152
Textron, Inc.                                     235       18,139
                                                        ----------
                                                            43,846
                                                        ----------

October 31, 1999
(In thousands)

                                     Country       Shares       Value
-----------------------------------------------------------------------
MINING & ENERGY - 1.7%
Oil & Gas Extraction - 0.5%
Falcon Drilling Co., Inc. (a)                        500     $    6,219
Sonat Offshore Drilling Co.                           83          2,248
                                                             ----------
                                                                  8,467
                                                             ----------
Oil & Gas Field Services - 1.2%
Enron Corp.                                          434         17,333
Petroleum Geo-Services, ADR (a)                      141          2,065
                                                             ----------
                                                                 19,398
                                                             ----------
-----------------------------------------------------------------------
RETAIL TRADE - 4.5%
Apparel & Accessory Stores - 0.2%
Abercrombie & Fitch Co. (a)                          134          3,652
                                                             ----------
Food Stores - 0.4%
Kroger Corp. (a)                                     326          6,785
                                                             ----------
General Merchandise Stores - 1.7%
Dayton Hudson Corp.                                  160         10,340
Kmart Corp.                                          450          4,529
Wal-Mart Stores, Inc.                                232         13,264
                                                             ----------
                                                                 28,133
                                                             ----------
Home Furnishings & Equipment - 1.6%
Best Buy Co., Inc. (a)                               176          9,768
Tandy Corp.                                          275         17,289
                                                             ----------
                                                                 27,057
                                                             ----------
Miscellaneous Retail - 0.2%
CVS Corp.                                             69          2,975
                                                             ----------
Restaurants - 0.4%
Brinker International, Inc. (a)                      300          6,994
                                                             ----------
-----------------------------------------------------------------------
SERVICES - 4.9%
Business Services - 1.2%
Omnicom Group, Inc.                                  220         19,386
                                                             ----------
Computer Related Services - 1.0%
America Online, Inc.                                  25          3,242
Teradyne, Inc. (a)                                   350         13,475
                                                             ----------
                                                                 16,717
                                                             ----------
Computer Software - 2.7%
BMC Software, Inc. (a)                               143          9,166
Compuware Corp. (a)                                  250          6,953
Microsoft Corp. (a)                                  248         22,965
Oracle Systems Corp. (a)                             100          4,756
                                                             ----------
                                                                 43,840
                                                             ----------
-----------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 8.9%
Air Transportation - 1.3%
AMR Corp. (a)                                        150          9,525
Delta Air Lines, Inc.                                210         11,432
                                                             ----------
                                                                 20,957
                                                             ----------
Electric Services - 2.4%
Edison International                                 300          8,887
Entergy Corp.                                        344         10,289
Texas Utilities Co.                                  300         11,625
Unicom Corp.                                         220          8,429
                                                             ----------
                                                                 39,230

                                     Country       Shares       Value
-----------------------------------------------------------------------
Telecommunication - 5.2%
AT&T Corp.                                           285     $   13,324
Bell Atlantic Corp.                                  100          6,494
BellSouth Corp.                                      119          5,341
Comcast Corp., Special Class A                       241         10,135
GTE Corp.                                            170         12,750
MCI WorldCom, Inc. (a)                               240         20,595
SBC Communications, Inc., Class A                    345         17,583
                                                             ----------
                                                                 86,222
                                                             ----------
-----------------------------------------------------------------------
WHOLESALE TRADE - 0.6%
Durable Goods - 0.3%
Beers NV                               Ne            144          5,233
                                                             ----------
Nondurable Goods - 0.3%
Sysco Corp.                                          110          4,220
                                                             ----------
TOTAL COMMON STOCKS
  (cost of $786,139)                                          1,104,917
                                                             ----------

Bonds & Notes - 28.6%                      Par
-----------------------------------------------------------------------

US GOVERNMENT & AGENCY OBLIGATIONS - 21.4%
Government Agencies - 16.3%

                    Maturities
      Coupon         From/To
----------------------------------
Federal Home Loan Mortgage Corp.,
       6.000%       2009-2026         $18,204                    17,406
                                                                 ------
Federal National Mortgage Association:
       6.000%       2008-2029          41,271                    40,133
       6.500%       2008-2023          81,607                    79,559
       7.000%       2024 (b)           25,000                    24,938
       7.500%       2018 (b)           30,000                    30,065
                                                                -------
                                                                174,695
                                                                -------
Government National Mortgage Association:
       6.500%       2024-2029          40,718                    39,031
       7.000%       2023-2024          39,142                    38,626
                                                                -------
                                                                 77,657
                                                                -------
Government Obligations - 5.1%
U.S. Treasury Bond:
       6.375%       08/15/27            3,770                     3,757
       8.750%       08/15/20           26,349                    33,010
       9.250%       02/15/16           16,089                    20,486
                                                                -------
                                                                 57,253
                                                                -------
U.S. Treasury Note,
       6.500%       05/15/08           25,500                    25,950
                                                                -------
TOTAL U.S. GOVERNMENT & AGENCY
 OBLIGATIONS (cost of $353,799)                                 352,961
                                                                -------

October 31, 1999
(In thousands)

                    Maturities
      Coupon         From/To                            Par      Value
-----------------------------------------------------------------------
NON AGENCY MORTGAGE-BACKED & ASSET
BACKED SECURITIES - 3.1%
Non Agency Mortgage-Backed - 2.1%

Aames Mortgage Trust,
       7.870%       09/15/25                           $2,145    $2,134
Countrywide Home Loans,
       6.500%       12/25/28                            1,980     1,754
GE Capital Mortgage Services, Inc.,
       6.250%       01/25/29                            1,397     1,157
Headlands Mortgage Securities, Inc.,
       6.500%       11/25/28                              719       594
       6.500%       11/25/28                            1,982     1,755
       7.000%       02/25/28                            3,311     3,106
Norwest Asset Securities Corp.,
       6.250%       01/15/29                            3,573     2,948
       6.500%       01/25/29                            1,785     1,507
PNC Mortgage Securities Corp.,
       7.000%       03/25/28                            3,439     3,174
Provident Bank Home Equity Loan Trust,
       7.600%       10/25/12                            2,389     2,398
Residential Accredit Loans, Inc:
       6.500%       03/25/29                            3,097     2,740
       7.000%       10/25/12                            4,004     3,845
       7.250%       12/25/27                            4,342     4,013
Residential Funding Mortgage Securities, Inc.,
       6.500%       04/25/13                            2,913     2,793
                                                                 ------
                                                                 33,918
                                                                 ------
Asset Backed Securities - 1.0%
Delta Funding Home Equity Loan Trust,
       8.010%       10/25/27                            5,000     5,067
Green Tree Financial Corp.,
       7.700%       09/15/26                            3,950     3,857
Sears Credit Account Master Trust,
       6.000%       08/15/05                            3,000     2,970
UCFC Home Equity Loan Corp.,
       8.025%       08/10/25                            5,152     5,180
                                                                 ------
                                                                 17,074
                                                                 ------
TOTAL NON-AGENCY MORTGAGE-BACKED &
 ASSET BACKED SECURITIES (cost of $53,857)                       50,992
                                                                 ------

Corporate Fixed Income Bonds & Notes - 4.1%
-----------------------------------------------------------------------
FINANCE, INSURANCE & REAL
ESTATE - 1.4%
Depository Institutions - 0.7%
Bank One Texas,
  6.250% 02/15/08                                       1,000       936
Comerica Bank,
  7.875% 09/15/26                                       1,000     1,007
Fleet Boston Financial Corp.,
  6.700% 07/15/28                                       1,000       871
KeyBank,
  7.125% 08/15/06                                       2,000     1,988
NationsBank Corp.,
  6.875% 02/15/05                                       2,000     1,980
Norwest Corp.,
  6.650% 10/15/23                                       1,000       880

                                                        Par      Value
-----------------------------------------------------------------------
PNC Funding Corp.,
  6.875% 07/15/07                                      $1,000   $   972
Signet Banking Corp.,
  7.800% 09/15/06                                       2,000     2,046
Wachovia Corp.,
  6.250% 08/04/08                                       1,000       940
                                                                 ------
                                                                 11,620
                                                                 ------
Insurance Agents & Brokers - 0.1%
General Electric Global Insurance Holding
Corp.,
  7.000% 02/15/26                                       1,000       931
                                                                 ------
Insurance Carriers - 0.1%
Metropolitan Life Insurance Co.,
  6.300% 11/01/03                                       2,000     1,938
                                                                 ------
Nondepository Credit
Insurance - 0.3%
Associates Corp. of North America,
  6.875% 11/15/08                                       1,000       981
General Motors Acceptance Corp.,
  6.125% 01/22/08                                       2,000     1,869
Household Finance Corp.,
  6.400% 06/17/08                                       1,000       939
  7.625% 01/15/03                                       1,000     1,018
                                                                 ------
                                                                  4,807
                                                                 ------
Security Brokers & Dealers - 0.2%
Bear Stearns Co., Inc.,
  6.500% 08/01/02                                       1,000       987
Merrill Lynch & Co., Inc.,
  6.000% 02/12/03                                       1,000       976
Morgan Stanley, Dean Witter,
Discover and Co.,
  8.100% 06/24/02                                       1,000     1,030
Salomon, Inc.,
  7.300% 05/15/02                                       1,000     1,012
                                                                 ------
                                                                  4,005
                                                                 ------
-----------------------------------------------------------------------
MANUFACTURING - 0.5%
Chemicals & Allied Products - 0.2%
Dow Chemical Co.,
  7.375% 03/01/23                                       1,000       966
Equistar Chemicals, L.P.,
  8.750% 02/15/09                                        2,000     1,961
                                                                 ------
                                                                  2,927
                                                                 ------
Fabricated Metal - 0.0%
Masco Corp.,
  6.625% 04/15/18                                       1,000       905
                                                                 ------
Food & Kindred Products - 0.1%
Archer Daniels Midland Co.,
  6.750% 12/15/27                                       1,000       903
Coca-Cola Enterprises, Inc.,
  6.950% 11/15/26                                       1,000       928
                                                                 ------
                                                                  1,831
                                                                 ------
Miscellaneous Manufacturing - 0.1%
Raytheon Co.,
  6.750% 08/15/07                                       2,000     1,894
                                                                 ------
Transportation Equipment - 0.1%
Ford Motor Co.,
  7.125% 11/15/25                                       2,000     1,887
                                                                 ------

October 31, 1999
(In thousands)

                                                        Par         Value
--------------------------------------------------------------------------
MINING & ENERGY - 0.2%
Crude Petroleum & Natural Gas - 0.1%
Union Oil Co. of California,
       7.200% 05/15/05                                 $1,000      $   989
                                                                   -------
Oil & Gas Field Services - 0.1%
Enron Corp.,
       6.750% 07/01/05                                  1,000          957
Phillips Petroleum Co.,
       6.650% 07/15/18                                  1,000          907
                                                                   -------
                                                                     1,864
                                                                   -------
--------------------------------------------------------------------------
RETAIL TRADE - 0.2%
General Merchandise Stores - 0.1%
Dillard Department Stores, Inc.,
       6.625% 01/15/18                                  1,000          839
Sears, Roebuck & Co. Acceptance Corp.,
       6.750% 01/15/28                                  1,000          842
                                                                   -------
                                                                     1,681
                                                                   -------
Miscellaneous Retail - 0.1%
Dayton Hudson Corp.,
       7.250% 09/01/04                                  2,000        2,014
                                                                   -------
--------------------------------------------------------------------------
SERVICES - 0.2%
Business Services
Federal Express Corp.,
       7.500% 01/15/18                                  4,340        4,282
                                                                   -------
--------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 1.6%
Air Transportation - 0.1%
Lockheed Martin Corp.,
       7.250% 05/15/06                                  2,000        1,948
                                                                   -------
Broadcasting - 0.1%
News America Holdings, Inc.,
       7.375% 10/17/08                                  2,000        1,960
                                                                   -------
Cable - 0.3%
Comacast Cable Communications, Inc.,
       8.375% 05/01/07                                  1,000        1,057
Continental Cablevision, Inc.,
       8.875% 09/15/05                                  2,000        2,148
TCI Communications, Inc.,
       8.650% 09/15/04                                  2,000        2,134
                                                                   -------
                                                                     5,339
                                                                    ------
Communications - 0.1%
U.S. West Capital Funding, Inc.,
       6.375% 07/15/08                                  1,000          938
                                                                   -------
Electric Services - 0.5%
Arizona Public Service Co.,
       6.250% 01/15/05                                  1,000          949
Carolina Power & Light Co.,
       6.800% 08/15/07                                  2,000        1,957
Florida Power & Light Co.,
       6.000% 06/01/08                                  1,000          932
Houston Lighting & Power Co.,
       6.500% 04/21/03                                  2,000        1,955

                                                        Par         Value
--------------------------------------------------------------------------
Public Service Co. of Colorado,
       7.125% 06/01/06                                 $1,000   $    1,003
Texas Utilities Electric Co.,
       8.250% 04/01/04                                  1,000        1,036
                                                                ----------
                                                                     7,832
                                                                ----------
Gas Services - 0.1%
Sonat, Inc.,
       6.875% 06/01/05                                  1,000          969
                                                                ----------
Railroad - 0.1%
Norfolk Southern Corp.,
       7.800% 05/15/27                                  1,000        1,002
                                                                ----------
Telecommunication - 0.3%
BellSouth Telecommunications, Inc.,
       6.375% 06/01/28                                  1,000          871
GTE Corp.,
       6.840% 04/15/18                                  2,000        1,883
Pacific Bell,
       6.875% 08/15/06                                  2,000        1,978
WorldCom, Inc.,
       6.950% 08/15/28                                  1,000          938
                                                                ----------
                                                                     5,670
                                                                ----------
TOTAL CORPORATE FIXED INCOME
 BONDS & NOTES (cost of $74,092)                                    69,233
                                                                ----------
TOTAL BONDS & NOTES
 (cost of $481,748)                                                473,186
                                                                ----------
TOTAL INVESTMENTS - 95.5%
 (cost of $1,267,887) (c)
                                                                 1,578,103
                                                                ----------
Short-Term Obligations - 8.2%
--------------------------------------------------------------------------
Repurchase agreement with Lehman Brothers
  Inc., dated 10/29/99, due 11/01/99 at 5.220%,
  collateralized by U.S. Treasury bonds and/or
  notes with various maturities to 2015, market
  value $138,519 (repurchase proceeds $135,144)       135,144      135,144
                                                                ----------
Other Assets & Liabilities, Net - (3.7)%                           (61,473)
--------------------------------------------------------------------------
NET ASSETS - 100%                                                1,651,774
                                                                ==========

       Notes To Investment Portfolio:
--------------------------------------------------------------------------
(a) Non-income producing.

(b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(c) Cost for federal income tax purposes is the same.

   Summary of
Securities by Country                   Country       Value     % of Total
--------------------------------------------------------------------------
United States                                       $1,538,299      97.5
Netherlands                               Ne            22,253       1.4
Canada                                    Ca            11,776       0.7
United Kingdom                            UK             5,775       0.4
                                                    ----------     -----
                                                    $1,578,103     100.0%
                                                    ----------     -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------            ----------
   ADR        American Depositary Receipt

Statement of Assets & Liabilities

October 31, 1999
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $1,267,887)                      $1,578,103
Short-term obligations                                         135,144
                                                            ----------
                                                             1,713,247
Cash including foreign currencies
   (cost $261)                               $  256
Receivable for:
 Interest                                     3,983
 Dividends                                    1,138
 Fund shares sold                               951
 Investments sold                               243
 Foreign tax reclaims                           234
Other                                           147              6,952
                                             ------         ----------
 Total Assets                                                1,720,199
Liabilities
Cash including foreign currencies
   (cost $332)                                  332
Payable for:
 Investments purchased                       64,677
 Fund shares repurchased                      2,071
Accrued:
 Management fee                                 707
 Transfer agent fee                             314
 Bookkeeping fee                                 42
 Deferred Trustees fees                          18
Other                                           264
                                             ------
 Total Liabilities                                              68,425
                                                            ----------
Net Assets                                                  $1,651,774
                                                            ----------
Class A
Net asset value & redemption price per
   share ($936,331/86,632)                                  $    10.81(a)
                                                            ----------
Maximum offering price per share
   ($10.81/0.9425)                                          $    11.47(b)
                                                            ----------
Class B
Net asset value & offering price per
   share ($706,366/65,492)                                  $    10.79(a)
                                                            ----------
Class C
Net asset value & offering price per
   share ($9,074/842)                                       $    10.78(a)
                                                            ----------
Class Z
Net asset value, offering and redemption
   price per share ($3/(c))                                 $    11.28
                                                            ----------
Composition of Net Assets
Capital paid in                                             $1,158,945
Undistributed net investment income                              2,798
Accumulated net realized gain                                  179,853
Net unrealized appreciation
   (depreciation) on:
 Investments                                                   310,216
 Foreign currency transactions                                     (38)
                                                            ----------
                                                            $1,651,774
                                                            ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

(c) Rounds to less than one.

Statement of Operations

For the Year Ended October 31, 1999
(In thousands)

Investment Income
Dividends                                                 $ 15,330
Interest                                                    37,904
                                                          --------
   Total Investment Income (net of
     nonrebatable foreign taxes withheld
     at source which amounted to $803)                      53,234
Expenses
Management fee                              $ 8,985
Service fee -- Class A, B, C                  4,082
Distribution fee -- Class B                   5,311
Distribution fee -- Class C                      59
Transfer agent fee                            4,728
Bookkeeping fee                                 534
Trustees fee                                     79
Custodian fee                                    81
Audit fee                                        72
Legal fee                                        17
Registration fee                                124
Reports to shareholders                          60
Other                                           245         24,377
                                            -------       --------
 Net Investment Income                                      28,857
                                                          --------
Net Realized and Unrealized Gain (Loss)
on Portfolio Positions
Net realized gain (loss) on:
 Investments                                202,967
 Foreign currency transactions                 (541)
                                            -------
  Net Realized Gain                                        202,426
Net change in net unrealized
 appreciation/depreciation during the
 period on:
 Investments                                (62,274)
 Foreign currency transactions                  (69)
                                            -------
  Net Change in Unrealized
    Appreciation/Depreciation                              (62,343)
                                                          --------
 Net Gain                                                  140,083
                                                          --------
Increase in Net Assets from Operations                    $168,940
                                                          --------

See notes to financial statements.                                            9

Statement of Changes in Net Assets

(In thousands)

                                                                  Years Ended October 31
                                                                ---------------------------
Increase (Decrease) in Net Assets                                   1999            1998
-------------------------------------------------------------------------------------------
Operations:
Net investment income                                           $   28,857       $   31,133
Net realized gain                                                  202,426           75,037
Net Change in Unrealized Appreciation/Depreciation                 (62,343)          23,397
                                                                ----------       ----------
  Net Increase from Operations                                     168,940          129,567
                                                                ----------       ----------
Distributions:
From net investment income -- Class A                              (20,595)         (22,321)
From net realized gains -- Class A                                 (39,280)        (118,280)
From net investment income -- Class B                               (9,809)          (9,895)
From net realized gains -- Class B                                 (27,841)         (75,040)
From net investment income -- Class C                                 (109)             (55)
From net realized gains -- Class C                                    (246)             (96)
From net investment income -- Class Z                                 (443)            (497)
From net realized gains -- Class Z                                    (930)          (2,159)
                                                                ----------       ----------
                                                                    69,687          (98,776)
                                                                ----------       ----------
Fund Share Transactions:
Receipts for shares sold -- Class A                                 63,422           95,978
Value of distributions reinvested -- Class A                        53,836          127,684
Cost of shares repurchased -- Class A                             (157,644)        (142,405)
                                                                ----------       ----------
                                                                   (40,386)          81,257
                                                                ----------       ----------
Receipts for shares sold -- Class B                                142,372          133,497
Value of distributions reinvested -- Class B                        35,667           80,373
Cost of shares repurchased -- Class B                             (153,659)         (99,137)
                                                                ----------       ----------
                                                                    24,380          114,733
                                                                ----------       ----------
Receipts for shares sold -- Class C                                  5,044            5,810
Value of distributions reinvested -- Class C                           341              148
Cost of shares repurchased -- Class C                               (2,102)            (939)
                                                                ----------       ----------
                                                                     3,283            5,019
                                                                ----------       ----------
Receipts for shares sold -- Class Z                                  1,700            5,265
Value of distributions reinvested -- Class Z                           897            2,656
Cost of shares repurchased -- Class Z                              (25,638)            (632)
                                                                ----------       ----------
                                                                   (23,041)           7,289
                                                                ----------       ----------
  Net Increase (Decrease) from Fund Share Transactions             (35,764)         208,298
                                                                ----------       ----------
  Total Increase                                                    33,923          109,522

Net Assets
Beginning of period                                              1,617,851        1,508,329
                                                                ----------       ----------
End of period (including undistributed net investment
 income of $2,798 and $369, respectively.)                      $1,651,774       $1,617,851
                                                                ==========       ==========

Number of Fund Shares
Sold -- Class A                                                      5,951            8,982
Issued for distributions reinvested -- Class A                       5,196           12,752
Repurchased -- Class A                                             (14,754)         (13,405)
                                                                ----------       ----------
                                                                    (3,607)           8,329
                                                                ----------       ----------
Sold -- Class B                                                     13,378           12,597
Issued for distributions reinvested -- Class B                       3,452            8,054
Repurchased -- Class B                                             (14,427)          (9,418)
                                                                ----------       ----------
                                                                     2,403           11,233
                                                                ----------       ----------
Sold -- Class C                                                        475              546
Issued for distributions reinvested -- Class C                          33               14
Repurchased -- Class C                                                (197)             (90)
                                                                ----------       ----------
                                                                       311              470
                                                                ----------       ----------
Sold -- Class Z                                                        161              489
Issued for distributions reinvested -- Class Z                          86              265
Repurchased -- Class Z                                              (2,387)             (61)
                                                                ----------       ----------
                                                                    (2,140)             693
                                                                ----------       ----------

Notes to Financial Statements

October 31, 1999

Note 1. Accounting Policies
Organization

The Colonial Fund (the Fund), a series of Liberty Funds Trust III, formerly Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and capital growth and secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Distribution to shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

October 31, 1999

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

  Average Net Assets       Annual Fee Rate
  ------------------       ---------------
  First $1 billion               0.55%
  Over $1 billion                0.50%

Bookkeeping fee

The Advisor provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

    Average Net Assets        Annual Fee Rate
    ------------------        ---------------
     First $50 million          No charge
     Next $950 million           0.035%
      Next $1 billion            0.025%
      Next $1 billion            0.015%
      Over $3 billion            0.001%

Transfer agent fee

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $133,528 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $4,124, $1,389,656 and $7,860 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. The plan also requires the payment of a service fee to the Distributor on Class A, Class B and Class C shares as follows:

          Value of Shares               Annual
     Outstanding on the 20th of          Fee
    Each Month Which Were Issued         Rate
    ----------------------------         ----
       Prior to April 1, 1989            0.15%
     On or after April 1, 1989           0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

October 31, 1999

Note 3. Portfolio Information

Investment activity

During the year ended October 31, 1999, purchases and sales of investments, other than short-term obligations, were $1,234,520,506 and $1,398,852,784, of which $515,585,998 and $590,248,608, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

      Gross unrealized appreciation      $335,998,125
      Gross unrealized depreciation       (25,782,085)
                                         ------------
       Net unrealized appreciation       $310,216,040
                                         ============

Other

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Fund may borrow up to 33-1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1999.

Note 5. Other Related Party Transactions

During the year ended October 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $333,179.

--------------------------------------------------------------------------------
Change in Independent Auditor (Unaudited)

Based on the recommendation of the Audit Committee of the Fund on June 18,
1999, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP
(PwC) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended October 31, 1999. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through December 11, 1998, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such years.
--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  Year Ended October 31, 1999
                                                   -------------------------------------------------------
                                                      Class A        Class B        Class C        Class Z
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 10.380       $ 10.360       $ 10.350       $ 10.390
                                                     --------       --------       --------       --------
Income from Investment Operations
Net investment income (a)                               0.214          0.134          0.135          0.240
Net realized and unrealized gain                        0.884          0.883          0.884          1.343
                                                     --------       --------       --------       --------
  Total from Investment Operations                      1.098          1.017          1.019          1.583
                                                     --------       --------       --------       --------
Less Distributions Declared to Shareholders
From net investment income                             (0.230)        (0.149)        (0.151)        (0.255)
From net realized gains                                (0.438)        (0.438)        (0.438)        (0.438)
                                                     --------       --------       --------       --------
  Total Distributions Declared to Shareholders         (0.668)        (0.587)        (0.589)        (0.693)
                                                     --------       --------       --------       --------
Net Asset Value, End of Period                       $ 10.810       $ 10.790       $ 10.780       $ 11.280
                                                     --------       --------       --------       --------
Total return (b)                                       10.94%         10.11%         10.15%         15.92%
                                                     --------       --------       --------       --------
Ratios to Average Net Assets
Expenses (c)                                            1.12%          1.88%          1.88%          0.88%
Net investment income (c)                               2.02%          1.26%          1.26%          2.26%
Portfolio turnover                                        74%            74%            74%            74%
Net assets at end of period (000)                    $936,331       $706,366       $  9,074       $      3

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
1999 State Tax information (unaudited)

61% of the ordinary income distributed by the Fund in the year ended October 31, 1999 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1999 the Fund earned $197,662,935 of long-term capital gains.

An average of 5% of the Fund's investments as of the end of each quarter were in direct obligation of the U.S. Treasury.

Approximately 23% of the Funds ordinary income distributions (17% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.
--------------------------------------------------------------------------------

                                                                  Year Ended October 31, 1998
                                                     -----------------------------------------------------
                                                      Class A        Class B        Class C        Class Z
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 11.160       $ 11.140        $11.150        $11.170
                                                     --------       --------        -------        -------
Income from Investment Operations
Net investment income (a)                               0.235          0.156          0.157          0.261
Net realized and unrealized gain                        0.685          0.682          0.676          0.685
                                                     --------       --------        -------        -------
  Total from Investment Operations                      0.920          0.838          0.833          0.946
                                                     --------       --------        -------        -------
Less Distributions Declared to Shareholders
From net investment income                             (0.250)        (0.168)        (0.183)        (0.276)
From net realized gains                                (1.450)        (1.450)        (1.450)        (1.450)
                                                     --------       --------        -------        -------
  Total Distributions Declared to Shareholders         (1.700)        (1.618)        (1.633)        (1.726)
                                                     --------       --------        -------        -------
Net Asset Value, End of Period                       $ 10.380       $ 10.360        $10.350        $10.390
                                                     --------       --------        -------        -------
Total return (b)                                        9.08%          8.27%          8.21%          9.35%
                                                     --------       --------        -------        -------
Ratios to Average Net Assets
Expenses (c)                                            1.12%          1.87%          1.87%          0.88%
Net investment income (c)                               2.22%          1.47%          1.47%          2.46%
Portfolio turnover                                        69%            69%            69%            69%
Net assets at end of period (000)                    $936,639       $653,476        $ 5,501        $22,235

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                       Year Ended October 31, 1997
                                                     --------------------------------------------------------------
                                                      Class A         Class B          Class C (b)          Class Z
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $  9.490        $  9.480            $11.320            $ 9.500
                                                     --------        --------            -------            -------
Income from Investment Operations
Net investment income (a)                               0.160           0.081              0.199              0.184
Net realized and unrealized gain (loss)                 2.225           2.217             (0.345)(c)          2.225
                                                     --------        --------            -------            -------
  Total from Investment Operations                      2.385           2.298             (0.146)             2.409
                                                     --------        --------            -------            -------
Less Distributions Declared to Shareholders
From net investment income                             (0.147)         (0.070)            (0.024)            (0.171)
From net realized gains                                (0.568)         (0.568)                --             (0.568)
                                                     --------        --------            -------            -------
  Total Distributions Declared to Shareholders         (0.715)         (0.638)            (0.024)            (0.739)
                                                     --------        --------            -------            -------
Net Asset Value, End of Period                       $ 11.160        $ 11.140            $11.150            $11.170
                                                     --------        --------            -------            -------
Total return (d)                                       26.83%          25.81%            (1.30)%(e)          27.10%
                                                     --------        --------            -------            -------
Ratios to Average Net Assets
Expenses (f)                                            1.14%           1.89%              1.86%(g)           0.90%
Net investment income (f)                               1.56%           0.81%              1.01%(g)           1.80%
Portfolio turnover                                        71%             71%                71%                71%
Net assets at end of period (000)                    $913,956        $577,539            $   676            $16,158

(a) Per share data was calculated using average shares outstanding during the  period.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts  reflect activity from that date.
(c) The amount shown for a share outstanding does not correspond with the  aggregate net gain on investments for the period due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.


                                                                             Year Ended October 31
                                                 -----------------------------------------------------------------------------
                                                                   1996                                    1995
                                                 ------------------------------------  ---------------------------------------
                                                    Class A    Class B      Class Z      Class A      Class B      Class Z (b)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $  8.940    $  8.930     $ 8.940     $  8.060      $  8.050       $ 8.780
                                                   --------    --------     -------     --------      --------       -------
Income from Investment Operations
Net investment income (a)                             0.165       0.097       0.186        0.200         0.137         0.041
Net realized and unrealized gain                      1.183       1.182       1.192        1.393         1.395         0.167
                                                   --------    --------     -------     --------      --------       -------
  Total from Investment Operations                    1.348       1.279       1.378        1.593         1.532         0.208
                                                   --------    --------     -------     --------      --------       -------
Less Distributions Declared to Shareholders
From net investment income                           (0.162)     (0.093)     (0.182)      (0.212)       (0.151)       (0.048)
From net realized gains                              (0.636)     (0.636)     (0.636)      (0.501)       (0.501)           --
                                                   --------    --------     -------     --------      --------       -------
  Total Distributions Declared to Shareholders       (0.798)     (0.729)     (0.818)      (0.713)       (0.652)       (0.048)
                                                   --------    --------     -------     --------      --------       -------
Net Asset Value, End of Period                     $  9.490    $  9.480     $ 9.500     $  8.940      $  8.930       $ 8.940
                                                   --------    --------     -------     --------      --------       -------
Total return (c)                                     16.11%      15.27%      16.50%       21.72%        20.84%         2.02%(d)
                                                   --------    --------     -------     --------      --------       -------
Ratios to Average Net Assets
Expenses (e)                                          1.15%       1.90%       0.91%        1.16%         1.93%         0.93%(f)
Net investment income (e)                             1.82%       1.07%       2.06%        2.43%         1.66%         2.66%(f)
Portfolio turnover                                      38%         38%         38%          66%           66%           66%
Net assets at end of period (000)                  $759,409    $453,468     $13,555     $667,611      $353,831       $ 3,659

(a) Per share data was calculated using average shares outstanding during the  period.
(b) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

Report of Independent Accountants

Selected data for a share of each class outstanding throughout each period are as follows:

To the Trustees of Liberty Funds Trust III and the Shareholders of The Colonial Fund

We have audited the accompanying statement of assets and liabilities of The Colonial Fund, a series of Liberty Funds Trust III (formerly, Colonial Trust
III), including the investment portfolio as of October 31, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlight referred to above present fairly, in all material respects, the financial position of The Colonial Fund, a series of Liberty Funds Trust III, at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 10, 1999

Trustees & Transfer Agent

--------------------------------------------------------------------------------

Robert J. Birnbaum

Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

Tom Bleasdale

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John V. Carberry

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

Thomas E. Stitzel

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

Important Information About This Report
The Transfer Agent for The Colonial Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of The Colonial Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Annual Report:
The Colonial Fund

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.


LIBERTY FUNDS

ALL-STAR      Institutional money management approach for individual investors.

COLONIAL      Fixed income and value style equity investing.

CRABBE HUSON  A contrarian approach to fixed income and equity investing.

NEWPORT       A leading in international investing.(SM)

STEIN ROE
ADVISOR       Growth style equity investing.

KEYPORT       A leading provider of innovative annuity products.
[Logo]

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


THE COLONIAL FUND    Annual Report

[Logo] LIBERTY FUNDS

ALL-STAR [bullet] COLONIAL [bullet] CRABBE HUSON [bullet] NEWPORT [bullet] STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. [Copyright] 1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

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                                                          U.S. POSTAGE
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                                                 TF-02/078I-1099 (12/99) 99/1527